iShares®

iShares U.S. ETF Trust

Supplement dated July 16, 2014

to the Statements of Additional Information (“SAIs”)

for iShares Interest Rate Hedged Corporate Bond ETF and

iShares Interest Rate Hedged High Yield Bond ETF (each, a “Fund”)

The information in this Supplement updates information in, and should be read in conjunction with, each Fund’s SAI.

iShares Interest Rate Hedged Corporate Bond ETF

The following paragraph is added under the General Description of The Trust and Fund section of the Fund’s SAI.

The Fund intends to use the following Markit index as a portfolio benchmark to measure its investment returns. The Fund is not an index fund and does not seek to track the performance of the benchmark index.

Fund	Benchmark Index
iShares Interest Rate Hedged Corporate Bond ETF	Markit iBoxx USD Liquid Investment Grade Interest Rate Hedged Index

iShares Interest Rate Hedged High Yield Bond ETF

The following paragraph is added under the General Description of The Trust and Fund section of the Fund’s SAI.

The Fund intends to use the following Markit index as a portfolio benchmark to measure its investment returns. The Fund is not an index fund and does not seek to track the performance of the benchmark index.

Fund	Benchmark Index
iShares Interest Rate Hedged High Yield Bond ETF	Markit iBoxx USD Liquid High Yield Interest Rate Hedged Index

If you have any questions, please call 1-800-iShares (1-800-474-2737).

iShares® is a registered trademark of BlackRock Fund Advisors or its affiliates.	iS-A-SAI-0714

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